       cover

        FINANCIAL STATEMENTS        August 27, 1996













                       P   I   M   C   O


    V E R S A S T Y L E     E Q U I T Y     F U N D  I I

STATEMENT OF OPERATIONS


For the period ended August 27, 1996 (unaudited)


$ in thousands

Investment Income:

Dividends                            $  35
Interest                                 5
      Total investment income           40

Expenses:

Investment advisory fees                 7
Administration fees                      4
 Total expenses                         11

Net Investment Income                   29

Net Realized and Unrealized Gain
(Loss)

Net realized gain on investments       887
Net change in unrealized
depreciation on investments           (798)

Net Gain                                89

Net Increase in Assets Resulting     $ 118
from Operations

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS



$ in thousands

                                          Period ended
                                         August 27,1996     Year ended
                                          (unaudited)      March 31, 1996


Increase (Decrease) in Net Assets from:

Operations

Net investment income                          $   29        $   109
Net realized gain on investments                  887            925
Net change in unrealized appreciation
(depreciation) on investments                    (798)           544

Net increase resulting from operations            118          1,578

Distributions to Shareholders

From net investment income                          0           (109)
From net realized capital gains                     0           (465)
     Total distributions                            0           (574)

Fund Share Transactions

Receipts for shares sold                            0              0
Issued as reinvestment of distributions             0            577
Cost of shares redeemed                        (6,870)             0
Net increase (decrease) resulting from
Fund share transactions                        (6,870)           577

Total Increase (Decrease) in Net Assets        (6,752)         1,581

Net Assets

Beginning of period                             6,752          5,171
End of period *                             $       0     $    6,752

* Including undistributed net
investment income of:                       $       0     $      238

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                                                                    From
                                                               Commencement on
Selected Per Share Data for                                   September 30, 1994
the Year or Period Ended:                                          through
                            August 27, 1996(a)  March 31, 1996   March 31, 1995



Net asset value beginning of
period                               $12.17         $10.22          $10.00

Net investment income (loss)          (0.43)          0.63            0.12

Net realized and unrealized
gain on investments                    0.64           2.44            0.22

Total income from investment
operations                             0.21           3.07            0.34

Dividends from net investment
income                                 0.00          (0.21)          (0.12)

Distributions from net
realized capital gains                 0.00          (0.91)           0.00

Liquidating redemption               (12.38)          0.00            0.00

Total distributions                  (12.38)         (1.12)          (0.12)

Net asset value end of period         $0.00         $12.17          $10.22

Total return (%)                       5.32          30.53            3.44

Net assets end of period
(000's)                              $    0         $6,752          $5,171

Ratio of expenses to average
net assets (%)                         0.65+          1.20            0.65+

Ratio of net investment
income to average net assets (%)       2.27+          1.26            2.45+


Portfolio turnover rate (%)              40            185             159

Average commission rate (%)           $0.03          $0.03

(a)  unaudited
 +   Annualized

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

August 27, 1996 (unaudited)

1. Significant Accounting Policies

The VersaSTYLE Equity Fund II (the "Fund") (formerly the VersaSTYLE Equity Fund), which commenced operations on September 30, 1994, was a series of the PIMCO Funds:
Pacific Investment Management Series (the "Trust"). The Trust was organized under the laws of the Commonwealth of Massachusetts on February 19, 1987, and is registered under the Investment Company Act of 1940, as amended, as a
no-load,  open-end  investment  management   company.   The
investment objective of the Fund was to seek to achieve a total return which exceeded the total return performance of the Standard & Poor's Composite Stock Price Index ("S&P 500"). The following is a summary of significant accounting policies followed in the preparation of the Fund's financial statements. These policies are in conformity with generally accepted accounting principles. At August 27, 1996, the Fund was terminated. Refer to "Fund Deactivation and Liquidation" below.

Fund Deactivation and Liquidation. On June 28, 1996, the shareholders of the Fund redeemed 554,736 shares, (representing the issued and outstanding shares of the Fund) at net asset value per share. Concurrently, Pacific Investment Management Company ("PIMCO"), as adviser to the Trust, funded an amount equal to receivables, net of liabilities, in order to liquidate shareholders at June 28, 1996. On August 27, 1996, the Fund was liquidated and all operations were terminated.

Security Valuation. Portfolio securities and other assets for which market quotations were readily available were stated at market value. Market value was determined on the basis of last reported sales prices, or if no sales were reported, as was the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of sixty days or less were valued at amortized cost, which approximated market value.

Securities Transactions and Investment Income. Security transactions were recorded as of the trade date. Realized gains and losses from securities sold were recorded on the identified cost basis. Dividend income was recorded on the ex-dividend date. Interest income was recorded on the accrual basis and included the accretion of discounts and amortization of premiums.

Dividends and Distributions to Shareholders. The Fund declared and distributed dividends representing substantially all net investment income on a quarterly basis. Net long-term capital gains were distributed no less frequently than once each year.

Income distributions and capital gain distributions were determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences were primarily due to differing treatments for such items as wash sales, foreign currency transactions and capital loss carryforwards.

Federal Taxes. It was the Fund's policy to distribute all of its taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision was made for federal income tax on net investment income and realized or unrealized capital gains.

Estimates. The preparation of financial statements in accordance with generally accepted accounting principles required management to make estimates and assumptions that affected the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO served as investment adviser (the "Adviser") to the Fund, pursuant to an investment advisory contract. The Adviser received a monthly fee from the Fund at an annual rate of 0.40% of the Fund's average daily net assets.

Administration Fee. PIMCO also served as administrator, (the "Administrator"), and provided administrative services to the Fund for which it received a monthly administrative fee at the annual rate of 0.25% of the Fund's average daily net assets.

Expenses. The Trust was responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles. Each unaffiliated Trustee receives an annual retainer of $20,000, plus $2,500 for each Board of Trustees meeting attended, plus reimbursement of related expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

Related Party Transactions. PIMCO Advisors Distribution Company ("PADCO"), an indirect wholly-owned subsidiary of PIMCO Advisors L.P., served as the distributor of the Fund's shares. Under the contract, all expenses relating to the distribution of Fund shares were paid by the Adviser, the Administrator or PADCO out of past profits and resources which may have included fees received by the Adviser.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term instruments) for the Fund for the period ended
August 27, 1996 were as follows ($ in thousands):

                  Purchases                            Sales
      U.S. Government      Other        U.S. Government       Other

           $21            $2,018              $166            $8,699


4.  Shares of Beneficial Interest

Changes in shares of beneficial interest were as follows (in thousands):

                                         Period ended    Year ended
                                       August 27, 1996  March 31, 1996

          Shares sold                           0             0
          Shares issued as reinvestment
            of dividends                        0            49
          Shares redeemed                    (555)            0

          Net increase (decrease)            (555)           49

Trustees and Officers

     Brent R. Harris Chairman and Trustee
     Guilford C. Babcock Trustee
     Vern O. Curtis Trustee
     Thomas P. Kemp Trustee
     William J. Popejoy Trustee
     R. Wesley Burns President
     Garlin G. Flynn Secretary
     John P. Hardaway Treasurer

Investment Advisor and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 360
     Newport Beach, California  92660

Transfer Agent and Custodian

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri  64105

Counsel

     Dechert Price & Rhoads
     1500 K Street N.W.
     Washington, D.C.  20005

Independent Accountants

     Price Waterhouse LLP
     1055 Broadway
     Kansas City, Missouri  64105








This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.